CONCENTRIC NETWORK CORPORATION

CONSOLIDATED STATEMENTS OF COMMON STOCK SUBJECT TO RESCISSION AND

STOCKHOLDERS’ EQUITY (DEFICIT)
(In thousands)

			Stockholders’ Equity (Deficit)
	Common Stock
	Subject to
	Rescission		Preferred Stock		Common Stock

	Shares	Amount	Shares	Amount	Shares	Amount

Balance at December 31, 1996	910	$5,150	4,901	$95,215	2,786	$1,850

Issuance of Class A common stock for services	—	—	—	—	10	17

Conversion of Class B common to Series A preferred stock	—	—	7	—	(14)	—

Conversion of Series A, B, C and D preferred to Class A common stock	—	—	(5,693)	(99,604)	11,386	99,604

Shares issued upon the initial public offering (net of issuance costs)	—	—	—	—	9,890	52,757

Shares issued in a private placement	—	—	—	—	2,492	14,950

Conversion of note to Class A common stock	—	—	—	—	506	3,041

Repurchase of Class A common stock in connection with the initial public offering	—	—	—	—	(370)	(2,217)

Shares issued subject to dilution ratios	—	—	484	—	—	—

Exercise of options to purchase stock	—	—	—	—	130	243

Exercise of warrants to purchase stock	—	—	301	3,281	618	1,201

Warrants issued to purchase stock	—	—	—	1,108	—	5,370

Deferred compensation resulting from grant of options	—	—	—	—	—	1,303

Amortization of deferred compensation	—	—	—	—	—	—

Expiration of statutes of limitations on common stock subject to rescission	(844)	(4,602)	—	—	844	4,602

Repurchase of shares for cancellation in connection with Rescission Offer	(66)	(548)	—	—	—	—

Net loss	—	—	—	—	—	—

Balance at December 31, 1997	—	$—	—	$—	28,278	$182,721

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Stockholders’ Equity (Deficit)

			Total
			Stockholders’
	Accumulated	Deferred	Equity
	Deficit	Compensation	(Deficit)

Balance at December 31, 1996	$(93,952)	$(188)	$2,925

Issuance of Class A common stock for services	—	—	17

Conversion of Class B common to Series A preferred stock	—	—	—

Conversion of Series A, B, C and D preferred to Class A common stock	—	—	—

Shares issued upon the initial public offering (net of issuance costs)	—	—	52,757

Shares issued in a private placement	—	—	14,950

Conversion of note to Class A common stock	—	—	3,041

Repurchase of Class A common stock in connection with the initial public offering	—	—	(2,217)

Shares issued subject to dilution ratios	—	—	—

Exercise of options to purchase stock	—	—	243

Exercise of warrants to purchase stock	—	—	4,482

Warrants issued to purchase stock	—	—	6,478

Deferred compensation resulting from grant of options	—	(1,303)	—

Amortization of deferred compensation	—	222	222

Expiration of statutes of limitations on common stock subject to rescission	—	—	4,602

Repurchase of shares for cancellation in connection with Rescission Offer	—	—	—

Net loss	(55,582)	—	(55,582)

Balance at December 31, 1997	$(149,534)	$(1,269)	$31,918

See accompanying notes.

CONCENTRIC NETWORK CORPORATION

CONSOLIDATED STATEMENTS OF COMMON STOCK SUBJECT TO RESCISSION AND

STOCKHOLDERS’ EQUITY (DEFICIT) — (Continued)
(In thousands)

			Stockholders’ Equity (Deficit)
	Common Stock
	Subject to
	Rescission		Preferred Stock		Common Stock

	Shares	Amount	Shares	Amount	Shares	Amount

Amortization of deferred compensation	—	$—	—	$—	—	$—

Common stock issued under stock purchase plan	—	—	—	—	148	781

Common stock issued in acquisition of DeltaNet Services, Inc.	—	—	—	—	452	1,147

Exercise of options to purchase common stock	—	—	—	—	1,224	3,527

Exercise of warrants for no cash consideration	—	—	—	—	186	—

Warrants issued to purchase stock	—	—	—	—	—	1,900

Net loss	—	—	—	—	—	—

Preferred stock dividends and accretion	—	—	—	—	—	—

Balance at December 31, 1998	—	$—	—	$—	30,288	$190,076

Amortization of deferred compensation	—	$—	—	$—	—	$—

Common stock issued under stock purchase plan	—	—	—	—	247	1,660

Common stock issued in the acquisition of 9Net	—	—	—	—	2,482	50,001

Exercise of options to purchase common stock	—	—	—	—	1,856	8,626

Warrants issued to purchase stock	—	—	—	—	—	12,444

Common stock issued in the secondary offering and sold to SBC Communications, Inc. (net of offering costs)	—	—	—	—	7,274	138,509

Exercise of warrants to purchase stock	—	—	—	—	3,280	19,199

Net loss	—	—	—	—	—	—

Preferred stock dividends and accretion	—	—	—	—	—	—

Balance at December 31, 1999	—	$—	—	$—	45,427	$420,515

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Stockholders’ Equity (Deficit)

			Total
			Stockholders’
	Accumulated	Deferred	Equity
	Deficit	Compensation	(Deficit)

Amortization of deferred compensation	$—	$373	$373

Common stock issued under stock purchase plan	—	—	781

Common stock issued in acquisition of DeltaNet Services, Inc.	(2,457)	—	(1,310)

Exercise of options to purchase common stock	—	—	3,527

Exercise of warrants for no cash consideration	—	—	—

Warrants issued to purchase stock	—	—	1,900

Net loss	(82,106)	—	(82,106)

Preferred stock dividends and accretion	(11,958)	—	(11,958)

Balance at December 31, 1998	$(246,055)	$(896)	$(56,875)

Amortization of deferred compensation	$—	$372	$372

Common stock issued under stock purchase plan	—	—	1,660

Common stock issued in the acquisition of 9Net	—	—	50,001

Exercise of options to purchase common stock	—	—	8,626

Warrants issued to purchase stock	—	—	12,444

Common stock issued in the secondary offering and sold to SBC Communications, Inc. (net of offering costs)	—	—	138,509

Exercise of warrants to purchase stock	—	—	19,199

Net loss	(85,085)	—	(85,085)

Preferred stock dividends and accretion	(26,697)	—	(26,697)

Balance at December 31, 1999	$(357,837)	$(524)	$62,154

See accompanying notes.